UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☐

FILED BY A PARTY OTHER THAN THE REGISTRANT ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

ALCO STORES, INC.

(Name of Registrant as Specified In Its Charter)

VI CAPITAL FUND, LP
VI CAPITAL MANAGEMENT, LLC
DAVID W. POINTER
CHARLES M. GILLMAN
DILIP SINGH
JOHN M. CLIMACO

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On February 18, 2014 (the “Release Date”), David W. Pointer issued a press release relating to ALCO Stores, Inc. (the “Press Release”). A copy of the Press Release, attached hereto as Exhibit 2, was filed with the Securities and Exchange Commission on the Release Date as Exhibit 1 to Schedule 14A filed by VI Capital Fund, LP, VI Capital Management, LLC, and David W. Pointer.

Further information  concerning potential participants in the potential proxy solicitation described in the Press Release is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY VI CAPITAL FUND, LP, VI CAPITAL MANAGEMENT, LLC, DAVID W. POINTER, CHARLES M. GILLMAN, DILIP SINGH, AND JOHN M. CLIMACO FROM THE STOCKHOLDERS OF ALCO STORES, INC. FOR USE AT ITS 2014 ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION.  WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF ALCO STORES, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

Exhibit 1

POTENTIAL PARTICIPANTS

The potential participants in the potential solicitation of proxies (the “Participants”) may include the following: VI Capital Fund, LP (“VICF”), VI Capital Management, LLC (“VI Capital Management”, and together with VICF, the “VI Capital Parties”), David W. Pointer, Charles M. Gillman, Dilip Singh, and John M. Climaco.

VI Capital Parties; Mr. David W. Pointer

VICF is a Washington limited partnership whose principal business is investment.

VI Capital Management is a Washington limited liability company primarily engaged in the business of acting as the general partner of VICF.  Mr. David W. Pointer is the managing member of VI Capital Management.  As the managing member of VI Capital Management, Mr. Pointer may exercise voting and dispositive power over shares of common stock of ALCO Stores, Inc. (the “Company”) held by VICF.

Mr. Pointer, a U.S. citizen, is the sole managing member of VI Capital Management, and has agreed to serve on a slate of nominees proposed by VICF for election of directors at the Company’s 2014 Annual Meeting of the Stockholders.  The principal business office address of VICF, VI Capital Management and Mr. Pointer is PO Box 402, Newman Lake, WA 99025.

David W. Pointer, through his control of the VI Capital Parties, is deemed to beneficially own, in the aggregate, 14,224 shares of common stock, par value $0.0001, issued by the Company, representing approximately 0.44% of the Company’s outstanding shares (based upon 3,258,163 shares of outstanding common stock, which is the total number of shares of common stock of the Company outstanding as of December 17, 2013 reported in the Company’s Quarterly Report in Form 10-Q filed with the Securities and Exchange Commission on December 18, 2013), of which 100 shares are held directly by VICF as the holder of record, and the remaining 14,124 shares are held indirectly by VICF in an account at Charles Schwab. The VI Capital Parties and David W. Pointer may participate in soliciting proxies from the stockholders of the Company.

Mr. Charles M. Gillman

Mr. Charles M. Gillman is the manager of RLWI Office, LLC, an Oklahoma limited liability company whose principal business is managing the capital of family offices.  Mr. Gillman is a U.S. citizen.  The principal business office address of Mr. Gillman and RLWI Office, LLC is 9330 S. Lakewood Ave., Tulsa, OK 74137.

Mr. Gillman is deemed to beneficially own, in the aggregate, 22,500 shares of  the Company’s common stock, representing approximately 0.69% of the Company’s outstanding shares (based upon 3,258,163 shares of outstanding common stock, which is the total number of shares of common stock of the Company outstanding as of December 17, 2013 reported in the Company’s Quarterly Report in Form 10-Q filed with the Securities and Exchange Commission on December 18, 2013). Mr. Gillman may participate in soliciting proxies from the stockholders of the Company.

Mr. Dilip Singh

Mr. Dilip Singh, who has agreed to serve on a slate of nominees proposed by VICF for election of directors at the Company’s 2014 Annual Meeting of the Stockholders, holds no interest, directly or indirectly, beneficially or otherwise, in the securities of the Company.

Mr. Singh is a U.S. citizen.  The principal address of  Mr. Singh is 333 NE 21st Avenue, Suite 1110 Deerfield Beach, FL 33441. Mr. Singh may participate in soliciting proxies from the stockholders of the Company.

Mr. John M. Climaco

Mr. John M. Climaco, who has agreed to serve on a slate of nominees proposed by VICF for election of directors at the Company’s 2014 Annual Meeting of the Stockholders, holds no interest, directly or indirectly, beneficially or otherwise, in the securities of the Company.

Mr. Climaco is a U.S. citizen.  The principal address of  Mr. Climaco is PO Box 326, Park City, Utah 84060. Mr. Climaco may participate in soliciting proxies from the stockholders of the Company.

In addition, the Participants, and certain of their respective affiliates may each be deemed to be a member of a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 36,724 shares of common stock of the Company, representing approximately 1.13% of the Company’s outstanding common stock as of the date hereof1. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of common stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

1 Based upon 3,258,163 shares of outstanding common stock, which is the total number of shares of common stock of the Company outstanding as of December 17, 2013 reported in the Company’s Quarterly Report in Form 10-Q filed with the Securities and Exchange Commission on December 18, 2013.

Exhibit 2

Concerned ALCO Stockholders Announces Intent to Solicit Proxies at ALCO Stores’ Annual Meeting

NEW YORK, Feb. 18, 2014 (BUSINESS WIRE) -- Concerned ALCO Stockholders (“Concerned ALCO Stockholders”, “CAS” or “we”), a group led by David Pointer and Dilip Singh, announced today that it intends to mail its own proxy statement to stockholders of ALCO Stores, Inc. (ALCS) -3.03% (“ALCO”) for the purpose of giving ALCO stockholders the opportunity to vote for new Board members at the ALCO 2014 Annual Meeting of Stockholders.

CAS is a group dedicated to maximizing stockholder value and improving corporate governance at ALCO.  CAS member David Pointer said, “While we strongly support CEO Richard Wilson and the new team that he has assembled in Coppell, Texas  we also believe that certain members of the current Board of Directors may not be the right people to represent stockholder interests going forward. For this reason, we intend to mail out our own proxy statement ahead of the 2014 Annual Meeting of Stockholders.”

Concerned ALCO Stockholders believes that stockholders should have the opportunity to consider voting for new Board members, instead of simply re-electing existing incumbent members of the Board of Directors.  CAS’ proxy statement will explain the strengths of each of its nominees, and each stockholder will get the opportunity to decide which of the CAS nominees to vote for, and which of the incumbent nominees to vote for.

Concerned ALCO Stockholders is not currently soliciting votes at this time, and is only providing information concerning its concerns and intentions.

David Pointer is a fund manager and stockholder of ALCO. Dilip Singh is an experienced public company board member who has created wealth for stockholders across a number of industries.

SOURCE: Concerned ALCO Stockholders

Investor Contact:
InvestorCom, Inc., John Glenn Grau, (203) 972-9300 ext. 11